UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 16, 2007 (May 10, 2007)
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2728 N. Harwood Street, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
By-laws
Form of Stock Option Award
Form of Restricted Stock Award Agreement
Form of Restricted Stock Unit Award

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
5.02(e)
     On May 10, 2007, the Board of Directors of Centex Corporation, a Nevada corporation (the “Company”), ratified and approved the following actions previously taken that day by its Compensation and Management Development Committee (the “Compensation Committee”) with regard to the incentive compensation to be paid with respect to the fiscal year ended March 31, 2007 to the Company’s principal executive officer, principal financial officer, the other persons listed in the Summary Compensation Table of the Company’s proxy statement for its 2006 annual meeting (the “2006 Proxy Statement”), and certain other individuals that may be included in the Summary Compensation Table of the Company’s proxy statement for its 2007 annual meeting (collectively, the “Named Executive Officers”).
     Annual Incentive (Short-Term) Compensation for Fiscal 2007. The Compensation Committee confirmed the amount of short-term incentive compensation awards earned during fiscal 2007 by the Named Executive Officers under the stockholder-approved Centex Corporation 2003 Annual Incentive Compensation Plan. The bonus awards were earned based on the achievement of performance goals established by the Compensation Committee in the first quarter of fiscal 2007. At its meeting, the Compensation Committee reviewed the performance of the Company for fiscal 2007, certified the extent to which the applicable performance goals had been satisfied and authorized the payment of the resulting bonus awards to participants. The Compensation Committee did not take any discretionary action to waive or modify any of the applicable performance goals. The amounts of the bonus awards for short-term incentive compensation for the Named Executive Officers for fiscal year 2007 are as follows:

		Short-Term Incentive
Recipient[1]	Position	Compensation (Bonus)($)

Timothy R. Eller	Chairman and Chief Executive Officer	-0-
Andrew J. Hannigan	Former Co-President and Co-COO of Centex Homes (East)	335,500
David L. Barclay[2]	Co-President and Co-COO of Centex Homes (West)	19,794
Catherine R. Smith[2] [3]	Executive Vice President and Chief Financial Officer	285,595
Robert S. Stewart	Senior Vice President — Strategy and Corporate Development	-0-

[1]	The table does not include Leldon E. Echols or Jonathan R. Wheeler, the Company’s former Executive Vice President and Chief Financial Officer, and Senior Vice President - Organization Development, respectively, who were named executive officers in the 2006 Proxy Statement, but whose employment with the Company ended in June 2006 and September 2006, respectively, and who did not receive any award from the Compensation Committee on May 10, 2007.

[2]	Mr. Barclay and Ms. Smith were not named executive officers in the 2006 Proxy Statement but will be named executive officers in the Company’s proxy statement for its 2007 annual meeting of stockholders.

[3]	Ms. Smith joined the Company in October 2006. The amount of her short-term incentive compensation (bonus) was determined by reference to a minimum guaranteed amount specified in her offer letter (which was described in the Company’s Current Report on Form 8-K dated September 21, 2006), and not the Company’s performance goals.

These amounts will be paid to the Named Executive Officers during May 2007.
     Long-Term Incentive Compensation for Fiscal 2007. In addition to the annual (short-term) incentive compensation awards described above, the Compensation Committee also granted certain long-term incentive compensation awards with respect to fiscal year 2007 for the Named Executive Officers under the Company’s stockholder-approved compensation plans. At its meeting, the Compensation Committee reviewed the performance of the Company for fiscal year 2007, and determined that the applicable performance goals established by the Compensation Committee for long-term incentive compensation awards to participants in the first quarter of fiscal 2007 had not been satisfied (except as described below for Mr. Hannigan and Mr. Barclay). Despite the fact that the applicable performance goals had not been satisfied, the Compensation Committee decided that it would be appropriate to make discretionary long-term awards to these individuals in order to encourage retention of these individuals (other than Mr. Hannigan) during this difficult home building cycle. The Committee also decided that such long-term compensation awards would be paid in the form of stock options and restricted stock (which, in the case of Mr. Barclay, are restricted stock awards denominated as restricted stock units).
     The nature and amounts of the long-term incentive compensation awards for the Named Executive Officers for fiscal 2007 are as follows:

Recipient[1]	Long-Term Incentive Compensation
	Stock Options (#)	Restricted Stock (#)
Timothy R. Eller	90,307	0
Andrew J. Hannigan[2]	0	0
David L. Barclay3 4	22,576	8,236
Catherine R. Smith[3]	22,576	8,236
Robert S. Stewart	15,051	5,490

[1]	See Note 1 from the table on the preceding page.

[2]	The award to Mr. Hannigan, who left the Company on March 31, 2007, was made pursuant to his previously-approved performance goals and a separation agreement entered into in the fourth quarter of fiscal 2007 (a copy of which was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated April 3, 2007). Pursuant to this agreement, Mr. Hannigan received a reduced amount of cash, equaling $65,003, in lieu of long-term measures.

[3]	See Note 2 from the table on the preceding page.

[4]	Mr. Barclay earned a nominal amount of long-term incentive compensation under the terms of his performance plan, but the Compensation Committee instead granted to him these long-term awards.

     The options, restricted stock and stock units vest in installments of one-third of the total amount awarded on each of March 31, 2009, 2010, and 2011. The grant of options was made pursuant to the terms of the Amended and Restated Centex Corporation 2001 Stock Plan and the terms of stock option award agreements. A copy of the form of stock option award agreement is being filed as Exhibit 10.1 to this Report. The options have a seven-year term.
     The grants of restricted stock and restricted stock units were made pursuant to the terms of the Amended and Restated Centex Corporation 2003 Equity Incentive Plan and the terms of restricted stock and restricted stock unit award agreements. A copy of the form of restricted stock award agreement is being filed as Exhibit 10.2 to this Report, and a copy of the form of restricted stock unit award agreement is being filed as Exhibit 10.3 to this Report.
     Other Compensation Information. Additional information concerning the compensation paid to the Named Executive Officers for fiscal year 2007 will be included in the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission in June 2007.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective May 10, 2007, the Board of Directors of the Company adopted the following amendments to the Company’s By-Laws:
  1.     The Board amended Article III, Section 7 to provide that the Lead Director may call a special meeting of the Board of Directors in the absence or disability of the Chairman.
  2.     The Board added Article VII, Section 7 to provide that paper stock certificates are not required to be issued with respect to shares maintained in a direct registration system for the Company’s securities.
     The foregoing description of these provisions of the By-Laws is qualified in its entirety by reference to the actual By-Laws, which are filed as Exhibit 3.1 to this Report.

Item 9.01. Financial Statements and Exhibits.
     (d)     The following exhibits are filed with this Report.

Exhibit
Number	Description	Filed Herewith or Incorporated by Reference
3.1	Amended and Restated By-Laws of Centex Corporation	Filed herewith
10.1	Centex Corporation 2003 Annual Incentive Compensation Plan	Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003
10.2	Amended and Restated Centex Corporation 2001 Stock Plan	Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (“September 2006 Form 10-Q”)
10.3	Amended and Restated Centex Corporation 2003 Equity Incentive Plan	Exhibit 10.4 to the September 2006 Form 10-Q
10.4	Form of stock option award for 2001 Stock Plan	Filed herewith
10.5	Form of restricted stock award agreement for 2003 Equity Incentive Plan	Filed herewith
10.6	Form of restricted stock unit award agreement for 2003 Equity Incentive Plan	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary

Date: May 16, 2007

Exhibit Index

Exhibit
Number	Description	Filed Herewith or Incorporated by Reference
3.1	Amended and Restated By-Laws of Centex Corporation	Filed herewith
10.1	Centex Corporation 2003 Annual Incentive Compensation Plan	Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003
10.2	Amended and Restated Centex Corporation 2001 Stock Plan	Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (“September 2006 Form 10-Q”)
10.3	Amended and Restated Centex Corporation 2003 Equity Incentive Plan	Exhibit 10.4 to the September 2006 Form 10-Q
10.4	Form of stock option award for 2001 Stock Plan	Filed herewith
10.5	Form of restricted stock award agreement for 2003 Equity Incentive Plan	Filed herewith
10.6	Form of restricted stock unit award agreement for 2003 Equity Incentive Plan	Filed herewith